UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported May 22, 2009): May 26, 2009

THE COLONIAL BANCGROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13508	63-0661573
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Colonial Bank Blvd.

Montgomery, Alabama 36117

(Address of principal executive offices)

(334) 676-5000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The Colonial BancGroup, Inc. (“BancGroup”) entered into a Stock Purchase Agreement, dated March 31, 2009, (the “Stock Purchase Agreement”) with Taylor, Bean & Whitaker Mortgage Corp. (“TBW”) pursuant to which BancGroup would raise $300 million of additional capital. The Stock Purchase Agreement was filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, dated April 1, 2009, and is incorporated herein by reference. On April 30, 2009, the First Amendment to the Stock Purchase Agreement (the “Amendment”) was signed by BancGroup and TBW. The Amendment extended the due diligence and joinder deadlines to May 22, 2009 and the financing contingency that was included in the Stock Purchase Agreement was deleted. The Amendment was filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, dated May 4, 2009, and is incorporated herein by reference.

On May 22, 2009, the due diligence contingency as provided by the amended Stock Purchase Agreement was satisfied. Also on May 22, 2009, the Second Amendment to the Stock Purchase Agreement (the “Second Amendment”) was signed by BancGroup and TBW, and joinder agreements were executed by all purchasers other than TBW. TBW and the purchasers signing the joinder agreements are referred to as the “Purchasers”. Certain, but not all, of these Purchasers were included as purchasers on Schedule 1 of the original Stock Purchase Agreement, and some of the purchasers included on Schedule 1 of the original Stock Purchase Agreement are not included on the updated Schedule 1 referred to below. The Second Amendment provides that, among other things, all 600,000 Preference Shares to be purchased by the Purchasers will be voting stock rather than part voting stock and part non-voting stock as originally provided in the Stock Purchase Agreement and further revises the post-closing composition of BancGroup’s board of directors. On the closing of the transaction or as soon thereafter as is practicable, the BancGroup board of directors will be fixed at fifteen directors. The Purchasers shall select six directors (four of which will be selected by TBW). Within sixty days after the closing, the board shall consist of the six members selected by the Purchasers, five continuing directors of BancGroup, and four other directors mutually agreeable to BancGroup and the Purchasers. The board of directors of Colonial Bank will also be reconstituted as set forth in the Second Amendment. The Second Amendment, including the updated list of Purchasers at Schedule 1, is attached hereto as Exhibit 10.1, and is incorporated herein by reference. The form of the Joinder to Stock Purchase Agreement as signed by each Purchaser other than TBW, is also attached hereto as Exhibit 10.2, and is incorporated herein by reference.

TBW will purchase 399,000 of the Preference Shares for an investment of $199,500,000. The remaining Purchasers will acquire 201,000 Preference Shares in varying amounts for the balance of the $100,500,000.

The closing of the investment remains subject to the approval of the bank regulatory authorities and certain other conditions including: (i) receipt by BancGroup of satisfactory confirmation and final approval that the U.S. Treasury Department will purchase shares of preferred stock and warrants pursuant to the Capital Purchase Program equal to 3% of BancGroup’s risk weighted assets; (ii) receipt of all required regulatory approvals, including approval to convert Colonial Bank to a federal savings and loan association; and (iii) resolution satisfactory to TBW of the Regulation W requirements. In addition, BancGroup has submitted an application to the NYSE to rely on an exemption from the NYSE rules requiring shareholder approval of the transaction, because BancGroup’s Audit Committee has determined that the delay necessary in securing shareholder approval would put the financial viability of BancGroup at risk.

The description of the Second Amendment, Amendment and Stock Purchase Agreement (the “Agreements”) above is a summary and does not purport to be a complete description of all of the terms of such agreements, and is qualified in its entirety by reference to the Agreements incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On May 22, 2009, the due diligence contingency as provided by the amended Stock Purchase Agreement was satisfied. Also on May 22, 2009, the Second Amendment to the Stock Purchase Agreement was signed by BancGroup and TBW, and joinder agreements were executed by all Purchasers other than TBW. The press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are being furnished herewith:

Exhibit No.	Exhibit
10.1	Second Amendment to Stock Purchase Agreement

10.2	Form of Joinder to Stock Purchase Agreement which has been signed by all Purchasers other than TBW listed on Schedule 1 to the Second Amendment to Stock Purchase Agreement. The amounts purchased vary.

99.1	Press release announcing update on Capital Infusion.

This report and the information incorporated by reference contain “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes”, “estimates”, “plans”, “expects”, “should”, “may”, “might”, “could”, “outlook”, “potential”, “would”, “anticipates”, the negative of these terms and similar expressions as they relate to BancGroup (including its subsidiaries and its management), are intended to identify forward-looking statements. The forward-looking statements in this report are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements.

In addition to factors mentioned elsewhere in this report or previously disclosed in BancGroup’s Securities and Exchange Commission (the “SEC”) reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements, and future results could differ materially from historical performance. These factors are not exclusive:

•	losses in our loan portfolio are greater than estimated or expected;

•

an inability to raise additional capital on terms and conditions that are satisfactory, including the failure to close on Colonial’s pending agreement with investors led by Taylor, Bean & Whitaker Mortgage Corp.;

•	whether regulatory conditions or requirements could be imposed upon either Colonial or TBW that could make consummation of the transaction between Colonial and TBW impracticable.

•	failure to receive final approval and actual funding from the U.S. Treasury Department’s Capital Purchase Program;

•	the impact of current economic conditions and the results of our operations on our ability to borrow additional funds to meet our liquidity needs;

•

economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable or take longer to recover than expected;

•	changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied, projected returns on investments and fair values of assets;

•	continued or sustained deterioration of market and economic conditions or business performance could increase the likelihood that we would have an additional goodwill impairment charge;

•	deposit attrition, customer loss or revenue loss in the ordinary course of business;

•	increases in competitive pressure in the banking industry and from non-banks;

•	costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;

•	the inability of BancGroup to realize elements of its strategic and operating plans for 2009 and beyond;

•	the anticipated savings and revenue enhancements from the Colonial 1st program may not be achieved in their entirety or accomplished within our expected time frame;

•	natural disasters in BancGroup’s primary market areas result in prolonged business disruption or materially impair the value of collateral securing loans;

•	management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;

•	the impact of recent and future federal and state regulatory changes;

•	current and future litigation, regulatory investigations, proceedings or inquiries;

•	strategies to manage interest rate risk may yield results other than those anticipated;

•	changes which may occur in the regulatory environment;

•	a significant rate of inflation (deflation);

•	unanticipated litigation or claims;

•	changes in the securities markets;

•	acts of terrorism or war; and

•

details of the recently enacted Emergency Economic Stabilization Act of 2008, the American Recovery and Reinvestment Act of 2009, the Homeowner Affordability and Stability Plan and various announced and unannounced programs implemented by the U.S. Treasury Department and bank regulators to address capital and liquidity concerns in the banking system, are still being finalized and may have a significant effect on the financial services industry and BancGroup.

Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COLONIAL BANCGROUP, INC

By	/S/ SARAH H. MOORE
Sarah H. Moore
Senior Executive Vice President and Chief Financial Officer

Date: May 26, 2009

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